Fair Value Measurement (Notes)	6 Months Ended
Jun. 30, 2016
Fair Value Disclosures [Abstract]
Fair Value Measurement
4. Fair Value Measurement
We utilize the market approach when measuring fair value of our financial assets and liabilities. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities.
The fair value hierarchy consists of the following three levels:

Level 1	Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2
Inputs are quoted prices for similar assets or liabilities in an active market, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable and market-corroborated inputs that are derived principally from or corroborated by observable market data.

Level 3	Inputs are derived from valuation techniques that one or more significant inputs or value drivers are unobservable and cannot be corroborated by market data or other entity-specific inputs.
The carrying amounts of cash and cash equivalents, which we consider Level 1 assets and liabilities, approximated their fair values at June 30, 2016 and December 31, 2015, due to their short-term maturities. Our fair value assessment incorporates a variety of considerations, including the short-term duration of the instruments and an evaluation of counterparty credit risk. Cash equivalents totaling $0.02 million and $70.1 million consisting of short-term money market deposits and commercial paper were included in the Condensed Consolidated Balance Sheets as of June 30, 2016 and December 31, 2015, respectively.
We maintain cash deposits with various counterparties in support of our hedging and trading activities. These deposits are required by counterparties as collateral and cannot be offset against the fair value of open contracts except in the event of default. Certain of our commodity derivative contracts under master netting arrangements include both asset and liability positions. We have elected to offset the fair value amounts recognized for multiple similar derivative instruments executed with the same counterparty under the column "Netting Adjustments" below; however, fair value amounts by hierarchy level are presented on a gross basis in the tables below. See Note 13, Crude Oil and Refined Product Risk Management, for further discussion of master netting arrangements.
The following tables represent our assets and liabilities for our commodity hedging contracts measured at fair value on a recurring basis as of June 30, 2016 and December 31, 2015, and the basis for that measurement:

	Carrying Value at June 30, 2016	Fair Value Measurement Using			Netting Adjustments	Recorded Value at June 30, 2016
		Level 1	Level 2	Level 3
	(In thousands)
Gross financial assets:
Other current assets	$57,805	$—	$57,805	$—	$(9,011)	$48,794
Other assets	7,116	—	7,116	—	(2,112)	5,004
Gross financial liabilities:
Accrued liabilities	(6,149)	—	(4,198)	(1,951)	5,003	(1,146)
Other long-term liabilities	(6,120)	—	(6,120)	—	6,120	—
	$52,652	$—	$54,603	$(1,951)	$—	$52,652

	Carrying Value at December 31, 2015	Fair Value Measurement Using			Netting Adjustments	Recorded Value at December 31, 2015
		Level 1	Level 2	Level 3
	(In thousands)
Gross financial assets:
Other current assets	$95,062	$—	$95,062	$—	$(16,937)	$78,125
Other assets	11,881	—	11,881	—	—	11,881
Gross financial liabilities:
Accrued liabilities	(21,454)	—	(15,698)	(5,756)	11,181	(10,273)
Other long-term liabilities	(5,756)	—	(5,756)	—	5,756	—
	$79,733	$—	$85,489	$(5,756)	$—	$79,733

Commodity hedging contracts designated as Level 3 financial assets consisted of jet fuel crack spread swaps. Ultra-low sulfur diesel ("ULSD") pricing has had a strong historical correlation to jet fuel crack spread swaps. We estimate the fair value of our Level 3 instruments based on the differential between quoted market settlement prices on ULSD futures and quoted market settlement prices on jet fuel futures for settlement dates corresponding to each of our outstanding Level 3 jet fuel crack spread swaps. As quoted prices for similar assets or liabilities in an active market are available, we reclassify the underlying financial asset or liability and designate them as Level 2 prior to final settlement.
Carrying amounts of commodity hedging contracts reflected as financial assets are included in both current and non-current other assets in the Condensed Consolidated Balance Sheets. Carrying amounts of commodity hedging contracts reflected as financial liabilities are included in both accrued and other long-term liabilities in the Condensed Consolidated Balance Sheets. Fair value adjustments referred to as credit valuation adjustments ("CVA") are included in the carrying amounts of commodity hedging contracts. CVAs are intended to adjust the fair value of counterparty contracts as a function of a counterparty's credit rating and reflect the credit quality of each counterparty to arrive at contract fair values.
The following table presents the changes in fair value of our Level 3 assets and liabilities, excluding goodwill (all related to commodity price swap contracts) for the three and six months ended June 30, 2016 and 2015.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
	(In thousands)
Asset (liability) balance at beginning of period	$(3,958)	$1,710	$(5,756)	$330
Change in fair value	590	43	632	(1)
Fair value of trades entered into during the period	—	—	—	1,450
Fair value reclassification from Level 3 to Level 2	1,417	(139)	3,173	(165)
Asset (liability) balance at end of period	$(1,951)	$1,614	$(1,951)	$1,614
A hypothetical change of 10% to the estimated future cash flows attributable to our Level 3 commodity price swaps would result in a $0.2 million change in the estimated fair value at June 30, 2016.
As of June 30, 2016 and December 31, 2015, the carrying amount and estimated fair value of our debt was as follows:

	June 30, 2016	December 31, 2015
	(In thousands)
Western obligations:
Carrying amount	$1,386,250	$889,000
Fair value	1,336,184	867,178
NTI obligations:
Carrying amount	$357,500	$350,000
Fair value	359,250	360,500
WNRL obligations:
Carrying amount	$320,000	$445,000
Fair value	320,000	439,000

The carrying amount of our debt is the amount reflected in the Condensed Consolidated Balance Sheets, including the current portion. The fair value of the debt was determined using Level 2 inputs.
There have been no transfers between assets or liabilities whose fair value is determined through the use of quoted prices in active markets (Level 1) and those determined through the use of significant other observable inputs (Level 2).